Stock-Based Compensation	12 Months Ended
Dec. 31, 2014
Stock-Based Compensation

25    Stock-based compensation

At December 31, 2014, the Company had several stock-based compensation plans, including stock option plan, various cash settled liability plans and an employee stock savings plan. These plans resulted in an expense in 2014 of $110 million (2013 – $92 million; 2012 – $64 million).

Accelerated vesting due to changes in the composition of the Board of Directors

Most of the stock-based compensation plans include a provision whereby vesting is accelerated should certain changes in the composition of the Board of Directors occur. These provisions were triggered on June 26, 2012 and the recognition of the revised vesting terms as outlined in the stock-based compensation plans resulted in a credit to “Compensation and benefits” of $8 million in the second quarter of 2012. From February 28, 2012, accelerated vesting will only occur when the definition of change of control under the stock-based compensation plans is triggered and the holder of the award is terminated without cause.

A. Stock Option Plan

Summary of stock options

The following table summarizes the Company’s stock option plan as of December 31:

	Options outstanding		Nonvested options
	Number of options	Weighted average exercise price	Number of options	Weighted average grant date fair value

Outstanding, January 1, 2014	3,360,483	$77.15	1,733,846	$25.35
New options granted	426,020	173.98	426,020	48.70
Exercised	(941,492)	64.76	–	–
Vested	–	–	(632,532)	23.58
Forfeited	(97,359)	132.67	(94,809)	36.71
Expired	(8,963)	102.52	(8,563)	28.63

Outstanding at December 31, 2014	2,738,689	94.35	1,423,962	32.35

Vested or expected to vest at
December 31, 2014(1)	2,729,773	$94.19	N/A	N/A

Exercisable at December 31, 2014	1,314,727	$70.25	N/A	N/A

(1) As at December 31, 2014, the weighted average remaining term of vested or expected to vest options was 5.3 years with an aggregate intrinsic value of $355 million.

The following table provides the number of stock options outstanding and exercisable as at December 31, 2014 by range of exercise price and their related intrinsic aggregate value, and for options outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money stock options, which represents the amount that would have been received by option holders had they exercised their options on December 31, 2014 at the Company’s closing stock price of $223.75.

	Options outstanding				Options exercisable
Range of exercise prices	Number of options	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of options	Weighted average exercise price	Aggregate intrinsic value (millions)

$36.29 – $69.50	596,055	3.5	$55.63	$100	596,055	$55.63	$100
$69.51 – $74.55	794,950	6.7	73.08	120	469,950	72.87	71
$74.56 – $117.48	614,608	6.8	89.65	83	168,128	86.24	23
$117.49 – $222.88	733,076	8.7	152.84	52	80,594	129.76	8

Total(1)	2,738,689	6.5	$94.35	$355	1,314,727	$70.25	$202

(1) As at December 31, 2014, the total number of in-the-money stock options outstanding was 2,738,689 with a weighted-average exercise price of $94.35. The weighted-average year to expiration of exercisable stock options is 5.2 years.

Under the fair value method, the fair value of options at the grant date was approximately $21 million for options issued in 2014 (2013 – $20 million; 2012 – $28 million). The weighted average fair value assumptions were approximately:

	2014	2013	2012

Expected option life (years)(1)	5.98	6.25	6.03
Risk-free interest rate(2)	1.66%	1.60%	1.47%
Expected stock price volatility(3)	29%	30%	31%
Expected annual dividends per share(4)	$1.40	$1.40	$1.40
Estimated forfeiture rate(5)	1.2%	1.2%	1.2%
Weighted average grant date fair value of options granted during the year	$48.88	$35.40	$19.04

(1) Represents the period of time that awards are expected to be outstanding. Historical data on exercise behaviour or, when available, specific expectations regarding future exercise behaviour were used to estimate the expected life of the option.

(2) Based on the implied yield available on zero-coupon government issues with an equivalent remaining term at the time of the grant.

(3) Based on the historical stock price volatility of the Company’s stock over a period commensurate with the expected term of the option.

(4) Determined by the current annual dividend at the time of grant. The Company does not employ different dividend yields throughout the contractual term of the option.

(5) The Company estimated forfeitures based on past experience. The rate is monitored on a periodic basis.

Certain of the Company’s stock option plan are subject to post-vesting restrictions prior to expiry. The discount for these restrictions resulted in a reduction of the fair value at grant date of options issued in 2012 of $2 million. This discount was estimated using the fair value of put options that, together with the granted call options, mimicked the characteristics of the post-vesting restriction. The post-vesting restrictions do not relate to grants in 2013 and 2014.

In 2014, the expense for stock options (regular and performance) was $18 million (2013 – $17 million; 2012 – $24 million). At December 31, 2014, there was $16 million of total unrecognized compensation related to stock options which is expected to be recognized over a weighted-average period of approximately 1.3 years.

The total fair value of shares vested for the stock option plan during 2014 was $15 million (2013 – $5 million; 2012 – $34 million).

The following table provides information related to all options exercised in the stock option plan during the years ended December 31:

(in millions of Canadian dollars)	2014	2013	2012

Total intrinsic value	$115	$103	$118
Cash received by the Company upon exercise of options	62	83	198

B. Other Share-based Plans

Performance share units plan

During 2014, the Company issued 165,500 PSUs with a grant date fair value of $25 million. These units attract dividend equivalents in the form of additional units based on the dividends paid on the Company’s Common Shares. PSUs vest and are settled in cash, or in CP common shares approximately three years after the grant date, contingent upon CP’s performance (performance factor). The fair value of PSUs is measured, both on the grant date and each subsequent quarter until settlement, using a Monte Carlo simulation model. The model utilizes multiple input variables that determine the probability of satisfying the performance and market conditions stipulated in the grant.

In the second quarter of 2012, changes to the Board resulted in the immediate vesting of a pro-rata portion of all unvested PSUs with a total pay out of $31 million in 2012.

The performance period for the PSUs issued in 2014 is January 1, 2014 to December 31, 2016. The performance factors for these PSUs are Operating ratio, Free cash flow, Total Shareholder Return (“TSR”) compared to the S&P/TSX60 index, and TSR compared to Class I railways. Beginning with PSUs granted in 2014, grant recipients who are eligible to retire and have provided six months of service during the performance period are entitled to the full award. Previous to 2014, only a pro-rata share of units was retained at retirement.

The performance period for the PSUs issued in the fourth quarter of 2012 and in 2013 is January 1, 2013 to December 31, 2015. The performance factors for these PSUs are Operating ratio, Free cash flow, Total Shareholder Return (“TSR”) compared to the S&P/TSX60 index, and TSR compared to Class I railways.

The following table summarizes information related to the Company’s PSUs as at December 31:

	2014	2013

Outstanding, January 1	349,925	200,702
Granted	165,500	206,405
Units, in lieu of dividends	3,296	3,498
Forfeited	(57,938)	(60,680)

Outstanding, December 31	460,783	349,925

In 2014, the expense for PSUs was $50 million (2013 – expense of $25 million; 2012 – expense recovery of $1 million). At December 31, 2014, there was $50 million of total unrecognized compensation related to PSUs which is expected to be recognized over a weighted-average period of approximately 1.4 years.

Deferred share units plan

The Company established the DSU plan as a means to compensate and assist in attaining share ownership targets set for certain key employees and Directors. A DSU entitles the holder to receive, upon redemption, a cash payment equivalent to the market value of a Common Share at the redemption date. DSUs vest over various periods of up to 48 months and are only redeemable for a specified period after employment is terminated.

Senior managers may elect to receive DSUs in lieu of cash payments for certain incentive programs. In addition, senior managers will be granted with a 25% company match of the amount elected when acquiring Common Shares to meet ownership targets. The election to receive eligible payments in DSUs is no longer available to a participant when the value of the participant’s DSUs is sufficient to meet the Company’s stock ownership guidelines. Senior managers have five years to meet their ownership targets.

An expense to income for DSUs is recognized over the vesting period for both the initial subscription price and the change in value between reporting periods.

The following table summarizes information related to the DSUs as of December 31:

	2014	2013

Outstanding, January 1	332,221	357,740
Granted	58,460	76,035
Units, in lieu of dividends	2,572	4,145
Forfeited	(711)	(2,372)
Redeemed	(84,095)	(103,327)

Outstanding, December 31	308,447	332,221

During 2014, the Company granted 58,460 DSUs with a grant date fair value of $9 million. In 2014, the expense for DSUs was $28 million (2013 – $32 million; 2012 – $23 million). At December 31, 2014, there was $3 million of total unrecognized compensation related to DSUs which is expected to be recognized over a weighted-average period of approximately 0.7 years.

Restricted share units plan

The Company issued 16,325 RSUs in 2014 with a grant date fair value of $3 million. The RSUs are notional full value shares that attract dividend equivalents in the form of additional units based on the dividends paid on the Company’s Common Shares. RSUs have no performance factors attached to them and are subject to time vesting over various periods of up to 36 months. RSUs are settled in cash up to three years after the grant date. An expense to income for RSUs is recognized over the vesting period for both the initial subscription price and the change in value between reporting periods. In 2014, the expense for RSUs was $9 million (2013 – $10 million; 2012 – $7 million). At December 31, 2014, there was $3 million of total unrecognized compensation related to RSUs which is expected to be recognized over a weighted-average period of approximately 2.0 years.

The following table summarizes information related to the Company’s RSUs as at December 31:

	2014	2013

Outstanding, January 1	92,333	173,234
Granted	16,325	–
Units, in lieu of dividends	700	1,304
Exercised	(53,964)	(70,211)
Forfeited	(7,874)	(11,994)

Outstanding, December 31	47,520	92,333

Summary of share based liabilities paid

The following table summarizes the total share based liabilities paid for each of the years ended December 31:

(in millions of Canadian dollars)	2014	2013	2012

Plan
DSUs	$17	$17	$19
PSUs	–	–	55
RSUs	12	9	–

Total	$29	$26	$74

C. Employee share purchase plan

The Company has an employee share purchase plan whereby both employee and Company contributions are used to purchase shares on the open market for employees. The Company’s contributions are expensed over the one-year vesting period. Under the plan, the Company matches $1 for every $3 contributed by employees up to a maximum employee contribution of 6% of annual salary.

The total number of shares purchased in 2014 on behalf of participants, including the Company contribution, was 176,906 (2013 – 271,934; 2012 – 445,951). In 2014, the Company’s contributions totalled $5 million (2013 – $5 million; 2012 – $4 million) and the related expense was $5 million (2013 – $5 million; 2012 – $4 million).